UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: December 20, 2024

Archer Aviation Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive
San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 650-272-3233
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03. Material Modification to Rights of Security Holders.

The information provided in Item 5.03 (Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year) of this Current Report is incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 26, 2024, following the 2024 Special Meeting of Stockholders (the “Special Meeting”) of Archer Aviation Inc. (the “Company”) held on December 20, 2024, the Company filed a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation (the "Certificate of Amendment") with the Secretary of State of the State of Delaware to further amend the Company’s Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to address the modifications contemplated in Proposals 1 and 3 (as described in Item 5.07 below). That description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. These modifications were approved by the Company’s Board of Directors (the “Board”) earlier this year and by the Company’s stockholders at the Special Meeting.

Effective December 26, 2024, the Company amended and restated its Amended and Restated Bylaws (as so amended and restated, the “Bylaws”) as previously approved by the Board earlier this year to provide limits of the voting, ownership and control of the Company by persons who do not meet the definition of “a citizen of the United States,” as such term is defined in 49 U.S.C. § 40102(a)(15) of Subtitle VII of Title 49 of the United States Code, as amended or interpreted by the Department of Transportation, its predecessors or successors, from time to time (“U.S. Citizen”) in order to comply with applicable U.S. law and related requirements of the U.S. Department of Transportation. Among other things, the amendments require:

•that two-thirds (⅔) of the members of the Board serving and entitled to vote shall be individuals who meet the definition of U.S. Citizen'
•that two-thirds (⅔) of the officers of the Company be U.S. Citizens and that each of the Chief Executive Officer, President and Chairperson of the Board must be a U.S. Citizen;
•that persons who do not meet the definition of U.S. Citizen (a "Non-Citizen") shall not own or control more than up to 25% of the voting stock and that such stock owned and controlled in excess of foreign ownership restrictions imposed by federal law will have their voting rights automatically suspended in reverse chronological order based upon the date of registration in the Company’s foreign stock record;
•the Company or its transfer agent shall maintain a separate stock record for registered stock known to be owned or controlled (beneficially or of record) by Non-Citizens and it shall be the duty of each Non-Citizen stockholder to register his, her or its stock;
•that no shares of capital stock will be registered on the foreign stock record if the amount so registered would exceed the foreign ownership restrictions imposed by federal law; and
•that any transfer or issuance of stock that would cause the amount of stock owned by persons who are not U.S. Citizens to exceed foreign ownership restrictions imposed by federal law will be void and of no effect;

The foregoing summary of the Bylaws is qualified in its entirety by reference to the Bylaws filed as Exhibit 3.2 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As noted above, on December 20, 2024 the Company held the Special Meeting. There was 606,100,140 combined voting power of Class A common stock and Class B common stock present at the Special Meeting, online or by proxy, which constituted a quorum. In deciding the proposals at the Special Meeting, each share of Class A common stock represented one vote and each share of Class B common stock represented ten votes. The voting results are presented below.

For more information about the proposals considered and voted upon at the Special Meeting, please see the Company's Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 14, 2024.

Proposal 1 (the "Authorized Share Proposal")

The Company’s stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation (“Certificate of Incorporation) to increase the number of authorized shares of the Company's Class A common stock available for issuance from 700,000,000 to 1,400,000,000. The proposal received the following votes:

Votes For	Votes Against	Abstentions
587,978,287	16,979,043	1,142,810
Proposal 2 (the "Stellantis Share Issuance Proposal")

The Company’s stockholders approved, in accordance with the listing rules of the New York Stock Exchange, the (i) issuance of shares of Class A Common Stock to Stellantis N.V. (together with its subsidiaries, "Stellantis") pursuant to that certain Subscription Agreement dated as of August 8, 2024 by and between the Company and Stellantis and (ii) the issuance of Class A Common Stock pursuant to (a) the Stellantis Forward Issuance Agreement the Company intends to enter into with Stellantis and (b) the performance warrant the Company intends to enter with Stellantis and two additional warrants the Company may enter into with Stellantis. The proposal received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
503,691,721	3,050,859	352,511	99,005,049

Proposal 3 (the "U.S. Air Carrier Ownership Amendment Proposal")
The Company’s stockholders approved an amendment to the Company's Certificate of Incorporation to add certain foreign ownership limitations to establish restrictions imposed by federal law related to U.S. air carriers. The proposal received the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
505,715,170	1,091,364	288,557	99,005,258

Proposal 4 (the"Adjournment Proposal")

The Company's stockholders approved the proposal to approve one or more adjournments of the Special Meeting, from time to time, to a later date or dates to solicit additional proxies if there are insufficient votes to adopt the other proposals at the time of the Special Meeting. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
591,921,204	11,766,121	2,412,815
The Adjournment Proposal was deemed not necessary and not acted upon at the Special Meeting as a result of the approval of the Authorized Share Proposal, the Stellantis Share Issuance Proposal and the U.S. Air Carrier Ownership Amendment Proposal.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the ability of Stellantis and the Company to enter into definitive agreements relating to the Stellantis Forward Issuance Agreement and any agreements relating to the Company’s issuance of the performance warrant and any additional warrants to Stellantis (the “Definitive CMA Agreements”), and the terms of any such agreements, and other statements that are not historical facts. These statements are based on the current expectations of management of and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These statements are subject to a number of risks and uncertainties regarding the business of the Company and actual results may differ materially. These risks and uncertainties include, but are not limited to, the Company’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; regulatory risks related to evolving laws and regulations in the Company’s industries; the inability of the Company to enter into the Definitive CMA Agreements on the expected terms, or at all; and those factors discussed in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2023, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment
3.2	Amended and Restated Bylaws
104	Cover Page Interactive Data File (formatted in the Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.

Date:December 27, 2024	By:	/s/ Eric Lentell
	Name:	Eric Lentell
	Title:	General Counsel